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                                                                    EXHIBIT 23.3
                                                                    ------------

                       Consent of Independent Accountants

     We consent to incorporation by reference in this Registration Statement on Form S-3 for NTELOS Inc. (formerly CFW Communications Company) of our report dated February 19, 1999 to the consolidated financial statements of R&B Communications, Inc. and subsidiaries.

/s/ Phibbs, Burkholder, Geisert and Huffman, LLP

Harrisonburg, VA
January 23, 2001